UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2015

Lake Sunapee Bank Group

(Exact name of registrant as specified in its charter)

Delaware	000-17859	02-0430695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Main Street, P.O. Box 9

Newport, New Hampshire 03773

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (603) 863-0886

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Lake Sunapee Bank Group (the “Company”) was notified that Shatswell, MacLeod & Company, P.C. (“Shatswell”), the Company’s independent registered public accounting firm, combined its audit practice (the “Merger”) with Baker Newman & Noyes, P.A., LLC (“BNN”). As a result of the Merger, effective August 17, 2015, Shatswell resigned as the Company’s independent registered public accounting firm and BNN, as the successor to Shatswell following the Merger, was engaged as the Company’s independent registered public accounting firm for the year ending December 31, 2015. The Company’s Audit Committee was notified of the Merger and the effective resignation of Shatswell and approved the engagement of BNN.

The reports of Shatswell on the financial statements of the Company for the years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the years ended December 31, 2014 and 2013 and reviews of the Company’s financial statements through August 17, 2015, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Shatswell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Shatswell, would have caused them to make reference thereto in their reports, and there have been no reportable events (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

The Company has not consulted with BNN during the two most recent fiscal years or during any subsequent interim period prior to its appointment as the Company’s independent registered public accounting firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that BNN concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

The Company provided Shatswell with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Shatswell furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated August 17, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

16.1	Letter, dated August 17, 2015, from Shatswell, MacLeod & Company, P.C. to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE SUNAPEE BANK GROUP

Date: August 17, 2015	By:	/s/ Laura Jacobi
Laura Jacobi
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

16.1	Letter, dated August 17, 2015, from Shatswell, MacLeod & Company, P.C. to the Securities and Exchange Commission regarding change in certifying accountant.